SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             AUGUST 6, 2003
                             --------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         Colorado                0-16196                 06-1168423
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              Two Broadway
                       Hamden, Connecticut  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On August 6, 2003, Host America Corporation (the "Registrant" or "Host") entered into a Letter of Intent ("LOI") with Globalnet Energy Investors, Inc. ("Globalnet"). The LOI provides for the acquisition by Host of all of the issued and outstanding shares of Globalnet in consideration for the issuance of up to 250,000 shares of Host Common Stock and an earn-out of one (1) share of Host Common Stock per $2.00 of net income for a period of the initial fourteen (14) fiscal quarters after the closing date. The Common Stock will be restricted from sale until one (1) year after the closing date of the acquisition and may only be sold or transferred in accordance with the provisions of Rule 144 or other rules and regulations of the Securities Act of 1933.

          The LOI contains numerous representations, warranties and covenants by both parties. A complete description of all representations, warranties and covenants are set forth in the LOI included as an exhibit to this report. Certain of the terms and conditions of the acquisition will be negotiated between the parties and contained in a definitive agreement, which will be submitted to a vote of the shareholders of both companies prior to closing.

          Globalnet, located in Plano, Texas, is a provider of energy saving products intended for use by corporations, large office buildings, retail stores and municipalities looking to reduce their energy costs. Host believes that Globalnet's energy saving products will allow Host to offer its existing and future customers a value-added product designed to help reduce operating costs at their facilities.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

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
Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               10.49     Letter of Intent between Host America
                         Corporation and Globalnet Energy Investors, Inc. dated August 6, 2003.

               99.1      Press Release dated August 6, 2003.

               99.2      Correction to Press Release dated August 6,
                         2003.

Item 8.   Change in Fiscal Year
          ---------------------

          N/A

Item 9.   Regulation FD Disclosure
          ------------------------

          N/A

Item 10.  Amendments/Waivers to the Registrant's Code of Ethics
          -----------------------------------------------------

          N/A

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          -----------------------------------------------------------
          Benefit Plans
          -------------

          N/A

Item 12.  Results of Operations and Financial Conditions
          ----------------------------------------------

          N/A

Item 13.  Receipt of an Attorney's Written Notice Pursuant to
          ---------------------------------------------------
          17 CFR 205.3(d)
          ---------------

          N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated:  August 7, 2003             By: /s/ David J. Murphy
                                      ---------------------------------
                                      David J. Murphy
                                      Chief Financial Officer









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